Exhibit T3A.14

FILED 06 NOV 15 PM 3:27 SECRETARY OF STATE TALLAHASSEE, FLORIDA

ARTICLES OF ORGANIZATION

FOR

VERIZON FLORIDA LLC

The Articles of Organization of Verizon Florida LLC (the “Company”), dated as of November 14, 2006, is being duly executed and filed by Marianne Drost as an authorized person, to form a limited liability company under the Florida Limited Liability Company Act.

Article I. The name of the limited liability company formed hereby is Verizon Florida LLC.

Article II. The mailing address and the street address of the principal office of the Company is 201 North Franklin Street, One Tampa City Center, Tampa, FL 33602.

Article III. The name of the registered agent Is C T Corporation System. The address of the registered office is 1200 South Pine Island Road, Plantation, FL 33324.

Having been named as registered agent and to accept service of process for the above stated limited liability company at the place designated in these Articles of Organization, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 608, F.S..

/s/ Jeffrey D. Butterfield
Jeffrey D. Butterfield Assistant Secretary
CT Corporation System

Article IV. The name and address of each Manager is as follows:

Name	Address
Babbio, Jr., Lawrence T.	140 West Street, 29th Floor New York, NY 10007
Ciamporcero, Alan F.	201 N Franklin St, 37th Floor Tampa, FL 33602
Ferrell, John A.	201 N Franklin St Tampa, FL 33602
O’Roark III, Dulaney L.	6 Concourse Pkwy Atlanta, GA 30328

Article V. These Articles of Organization shall become effective on November 15, 2006.

{Remainder of the page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization as of the date first above written.

GTE Corporation

By:	/s/ Marianne Drost

In accordance with section 608.408(3), Florida Statutes, the execution of this document constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

Name: Marianne Drost
Title: Secretary and Vice President

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FILED 14 DEC -2 PM 2:25 SECRETARY OF STATE TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT
TO
ARTICLES OF ORGANJZATION
OF

Verizon Florida LLC
(Name of the Limited Liability company as it now appears in our records) (A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on November 15, 2006 and assigned Florida document number L06000110564.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

The new name must be distinguishable and contain the works “Limited Liability Company,” the designation “LLC” or the abbreviation “LLC”.

Enter new principal offices address, if applicable:
(principal office address MUST BE A STREET ADDRESS)

Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered and/or the new registered office address here:

Name of New Registered Agent:

New Registered Office Address:
Enter Florida street address

, Florida
	City		Zip Code

New Registered agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered and agree to act in this capacity, I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in chapter 605, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

If Changing Registered Agent, Signature of new Registered Agent

If amending Authorized Person(s) authorized to manage, enter the title, name, and address of each person being added or removed from our records.

MGR= Manager
AMBR=Authorized Member

Title	Name	Address	Type of Action

MGR	Jeanmarie Milla	610 Zack St, 04 Floor	☒ Add
		Tampa, FL 33602	☐ Remove

MGR	W. Robert Mudge	One Verizon Way	☒ Add
		Basking Ridge, NJ 07920	☐ Remove

MGR	Michelle A. Robinson	One Verizon Place	☒ Add
		Alpharetta, GA 30004	☐ Remove

MGR	Dulaney L. O’Roark III	One Verizon Place	☒ Add
		Alpharetta, GA 30004	☐ Remove

MGR	Paul Mattiola	201 N Franklin St/One Tampa City Center	☐ Add
		Tampa, FL 33602	☒ Remove

☐ Add
☐ Remove

D. If amending any other information, enter change(s) here: (Attach additional sheets, if necessary)

E. Effective date, if other than the date of filing:                                   (optional)
(The effective date must be specific, cannot be prior to date of receipt or filed date and cannot be more than 90 days after the date this document is filed by the Florida Department of State)

Dated December 02, 2014.

/s/ Rosalynn Young
Signature of a member or authorized representative of a member

Rosalynn Young, Authorized Representative
Typed or printed name of signee

Filing Fee: $25.00

ARTICLES OF AMENDMENT
TO
ARTICLES OF ORGANIZATION
OF

Verizon Florida LLC
(Name of the Limited Liability company as it now appears in our records) (A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on 11/15/2006 and assigned Florida document number L06000110564.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

Frontier Florida LLC
The new name must be distinguishable and contain the works “Limited Liability Company,” the designation “LLC” or the abbreviation “LLC”.

Enter new principal offices address, if applicable:	401 Merritt 7
(Principal office address MUST BE A STREET ADDRESS)	Norwalk, CT
06851

Enter new mailing address, if applicable:	401 Merritt 7
(Mailing address MAY BE A POST OFFICE BOX)	Norwalk, CT
06851

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered and/or the new registered office address here:

Name of New Registered Agent:	Corporation Service Company

New Registered Office Address:	1201 Hays Street
Enter Florida street address

	Tallahassee	, Florida	32301
	City		Zip Code

FILED 16 APR -5 AM 7:26 SECRETARY OF STATE TALLAHASSEE, FLORIDA

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered and agree to act in this capacity, I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 605, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

/s/ Courtney William
Courtney Williams, Asst. V. P.
If Changing Registered Agent, Signature of New Registered Agent

If amending Authorized Person(s) authorized to manage, enter the title, name, and address of each person being added or removed from our records.

MGR= Manager
AMBR=Authorized Member

Title	Name	Address	Type of Action

MGR	Dan McCarthy	401 Merritt 7	☒ Add
		Norwalk, CT 06851	☐ Remove
☐ Change

MGR	Mark Nielsen	401 Merritt 7	☒ Add
		Norwalk, CT 06851	☐ Remove
☐ Change

MGR	Paul Mattiola	610 Zack Street	☐ Add
		Tampa, FL 33602	☒ Remove
☐ Change

☐ Add
☐ Remove
☐ Change

☐ Add
☐ Remove
☐ Change

☐ Add
☐ Remove
☐ Change

D. If amending any other information, enter change(s) here: (Attach additional sheets, if necessary)

FILED 16 APR -5 AM 7:26 SECRETARY OF STATE TALLAHASSEE, FLORIDA

E. Effective date, if other than the date of filing:                                   (optional)
(if an effective date is listed, the date must be specific and cannot be prior to date of filing more than 90 days after filing.) Pursuant to 605.0207 (3)(b)
Note: if the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

If the record specifies a delayed effective date, but not an effective time, at 12:01 a.m. on the earlier of: (b) The 90th day after the record is filed.

Dated April 1, 2016.

/s/ Mark D. Nielsen
Signature of a member or authorized representative of a member

Mark Nielsen
Typed or printed name of signee

Filing Fee: $25.00